Properties And Equipment	12 Months Ended
Dec. 31, 2013
Properties And Equipment [Abstract]
Properties And Equipment

12.Properties and Equipment

A summary of properties and equipment follows (in thousands):

	December 31,
	2013	2012
Land	$1,392	$1,363
Buildings	52,328	47,831
Transportation equipment	20,381	20,165
Machinery and equipment	71,121	69,299
Computer software	49,110	47,184
Furniture and fixtures	71,167	68,394
Projects under development	8,006	2,305
Total properties and equipment	273,505	256,541
Less accumulated depreciation	(180,550)	(164,607)
Net properties and equipment	$92,955	$91,934

The net book value of computer software at December 31, 2013 and 2012, was $12.2 million and $14.1 million, respectively.  Depreciation expense for computer software was $3.9 million, $4.3 million and $5.6 million for the years ended December 31, 2013, 2012 and 2011, respectively.